UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of

                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 18, 2003
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                                 Ultratech, Inc.
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             (Exact name of registrant as specified in its charter)




         Delaware                      0-22248                    94-3169580
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 (State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                  3050 Zanker Road, San Jose, California 95134
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (408) 321-8835
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          (Former name or former address, if changed since last report)



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Item 7.       Exhibits



              Exhibit                Description
              -------                -----------
               99.1                  Financial Update by CFO September 18, 2003



Item 9.       Regulation FD Disclosure



On September 18, 2003 Ultratech, Inc. posted an update to its quarterly teleconference guidance on its company world wide web at www.ultratech.com. The full text of this message is included as Exhibit 99.1 hereto.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 ULTRATECH, INC.
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                                  (Registrant)



Date: September 18, 2003   By: /s/BRUCE R. WRIGHT
      ------------------      --------------------------------
                              Bruce R. Wright
                              Senior Vice President, Finance and Chief Financial
                              Officer (Duly Authorized Officer and Principal
                              Financial and Accounting Officer)

                                  EXHIBIT INDEX



Exhibit             Description
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 99.1               Financial Update by CFO September 18, 2003.